UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington D. C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  June 26, 2000

                      OPTION ONE MORTGAGE LOAN TRUST 2000-1
                       Asset-Backed Certs., Series 2000-1


New York (governing law of          333-14625-03   52-2220094
Pooling and Servicing Agreement)    (Commission    52-2220095
(State or other                     File Number)   52-2220097
jurisdiction                                       52-2220099
                                                   IRS EIN

        C/O Norwest Bank Minnesota, N.A.
        11000 Broken Land Parkway                            21044
        Columbia, Maryland                                  (Zip Code)
        (Address of principal executive offices)


       Registrant's telephone number, including area code:  (410) 884-2000



          Former name or former address, if changed since last report)


ITEM 5.  Other Events

On June 26, 2000 a distribution was made to holders of OPTION ONE MORTGAGE LOAN TRUST 2000-1, Asset-Backed Certs., Series 2000-1.



  ITEM 7.  Financial Statements and Exhibits

        (c) Exhibits furnished in accordance with Item 601(a) of Regulation S-K

             Exhibit Number                      Description
                                 Monthly report distributed to holders of
             EX-99.1 Asset-Backed Certs., Series 2000-1, relating to the June 26, 2000 distribution.






Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         OPTION ONE MORTGAGE LOAN TRUST 2000-1
                       Asset-Backed Certs., Series 2000-1

              By:   Norwest Bank Minnesota, N.A., as Trustee
              By:   /s/ Sherri Sharps, Vice President
              By:   Sherri Sharps, Vice President
              Date: 07/05/2000


                                INDEX TO EXHIBITS

Exhibit Number                   Description

EX-99.1 Monthly report distributed to holders of Asset-Backed Certs., Series 2000-1 Trust, relating to the June 26, 2000 distribution.